Waddell & Reed Advisors Funds

Supplement dated September 29, 2017 to the

Waddell & Reed Advisors Funds Statement of Additional Information

dated January 31, 2017

as supplemented May 18, 2017, July 14, 2017 and July 28, 2017

Effective January 1, 2018, Class C shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. The initial Class C conversion will occur on or around January 12, 2018 when all Class C shares purchased prior to January 1, 2008 will be converted to Class A shares.

Effective January 1, 2018, the following replaces the first sentence of the third paragraph in the “Trust Shares — The Shares of the Funds” section on page 94:

Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B and Class C shares that have been held by a shareholder for eight and ten years, respectively, will convert, automatically, eight and ten years, respectively, after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege.

Supplement	Statement of Additional Information	1